                      AMENDMENT NO. 8, CONSENT AND WAIVER

                         Dated as of November 27, 2001

                                      to

                 FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of May 31, 2000

          This Amendment No. 8, Consent and Waiver (the "Amendment") dated as of November 27, 2001 is entered into among AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation ("Distribution"), AEROCELL STRUCTURES, INC., an Arkansas corporation ("Aerocell"), AVS/M-2, INC. (formerly known as AVS/Kratz-Wilde Machine Company), a Delaware corporation ("Kratz-Wilde"), WHITEHALL CORPORATION, a Delaware corporation ("Whitehall"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO"), AVS/M-3, INC. (formerly Apex Manufacturing, Inc.), an Arizona corporation ("Apex"), AVS/CAI, INC. (formerly known as Caribe Aviation, Inc.), a Florida corporation ("Caribe"), AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design"), AVIATION SALES LEASING COMPANY, a Delaware corporation ("Leasing"), and TIMCO ENGINE CENTER, INC., a Delaware corporation ("TIMCO Engine") (Distribution, Aerocell, Kratz-Wilde, Whitehall, TIMCO, Apex, Caribe, Design, Leasing, and TIMCO Engine being collectively referred to as the "Borrowers"), and AVIATION SALES COMPANY, a Delaware corporation ("Parent"), AERO HUSHKIT CORPORATION, a Delaware corporation ("Hushkit"), AVIATION SALES PROPERTY MANAGEMENT CORP., a Delaware corporation ("Property Management"), AVIATION SALES SPS I, INC., a Delaware corporation ("SPS I"), AVS/M-1, INC. (formerly Aviation Sales Manufacturing Company), a Delaware corporation ("Manufacturing"), AVSRE, L.P., a Delaware limited partnership ("AVSRE"), AVIATION SALES FINANCE COMPANY, a Delaware corporation ("Finance"), HYDROSCIENCE, INC., a Texas corporation ("Hydroscience"), AVIATION SALES MAINTENANCE, REPAIR & OVERHAUL, INC., a Delaware corporation ("MR&O") and TIMCO ENGINEERED SYSTEMS, INC., a Delaware corporation ("Engineered Systems") (Parent, Hushkit, Property Management, SPS I, Manufacturing, AVSRE, Finance, Hydroscience, MR&O and Engineered Systems being collectively referred to as the "Guarantors"), and the "Lenders" (as defined in the Credit Agreement identified below) a party hereto. Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

                            PRELIMINARY STATEMENT:

          WHEREAS, Borrowers, Parent, Citicorp USA, Inc., as Agent, and certain financial institutions, as Lenders and Issuing Banks, are parties to that certain Fourth Amended and Restated Credit Agreement dated as of May 31, 2000, as heretofore amended (the "Credit Agreement");

          WHEREAS, the Parent and Borrowers have requested certain amendments to the Credit Agreement, a waiver of rights and remedies of the Lenders with respect to the occurrence of certain Events of Default, and consents to certain transactions which Parent, other Guarantors and the Borrowers are desirous of entering into which would otherwise be prohibited by the terms of the Credit Agreement;

          WHEREAS, the parties hereto have agreed to amend the Credit Agreement in certain respects, grant the requested waiver, and consent to such transactions on the terms and conditions set forth herein;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1. Amendments to the Credit Agreement.  Effective as of
                     ----------------------------------
November 27, 2001, subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:
         ---------

          1.1  Section 1.01 is hereby amended to (i) add the following
               ------------
definition thereto:

     "Amendment No. 8" means that certain Amendment No. 8, Consent and Waiver
      ---------------
     dated as of November 27, 2001, and executed and delivered in connection with this Agreement.

and (ii) delete the definitions of "Cash Flow Event", "EBITDA", and "Revolving Credit Commitment" in their entirety and substitute the following therefor:

     "Cash Flow Event" means the cash generating events identified on Schedule
      ---------------                                                 --------
     1.01.11-A attached to Amendment No. 8.
     ---------

     "EBITDA" means, for any Person for any period, the amount calculated,
      ------
     without duplication, for such period as (i) Net Income of such Person, plus
                                                                            ----
     (ii) depreciation and amortization expense of such Person and its Subsidiaries, plus (iii) Cash Interest Expense of such Person, plus (iv)
                   ----                                             ----
     federal, state, and local income taxes deducted from Net Income of such Person in accordance with GAAP, plus (v) any other items that may be
                                     ----
     approved by the Agent and the Requisite Lenders (in their sole discretion) which have been included in the determination of Net Income of such Person, minus (vi) extraordinary gains of such Person and its Subsidiaries. For
     -----
     purposes of the calculation of EBITDA for the period ending December 31, 2001, such calculation shall be made without inclusion of non-cash charges and non-cash accruals for professional fees incurred by such Person.

     "Revolving Credit Commitment" means, with respect to any Lender, the
      ---------------------------
     obligation of such Lender to make Loans and to participate in Letters of Credit pursuant to the terms and conditions of this Agreement, in an aggregate amount at any time outstanding which shall not exceed the principal amount set forth on Schedule 1.01.10 attached to Amendment No. 8
                                   ----------------
     under the heading "Revolving Credit Commitment" thereon or on the signature page of the Assignment and Acceptance executed by it, as modified from time to time pursuant to the terms of this Agreement, or to give effect to any applicable

     Assignment and Acceptance, and "Revolving Credit Commitments" means the
                                     ----------------------------
     aggregate principal amount of the Revolving Credit Commitments of all the Lenders, the maximum amount of which shall be $47,500,000, as reduced from time to time pursuant to Section 4.01.
                              ------------

          1.2 Section 4.01(b)(viii)(C) is amended to delete the provisions
              ------------------------
thereof in their entirety and substitute the following therefor:

     (C)  Intentionally omitted.

          1.3  Section 11.01 is amended to delete the provisions thereof in
               -------------
their entirety and substitute the following therefor:

     11.01.  Minimum EBITDA.  The Parent shall (a) maintain a positive EBITDA,
             --------------
     determined as of the last day of each Fiscal Quarter for the Fiscal Quarter then ending, during the period commencing with June 30, 2001 and ending September 30, 2001 and during the period commencing with March 31, 2002 and ending June 30, 2002 and (b) have EBITDA of no less than ($5,000,000) for the Fiscal Quarter ending on December 31, 2001 determined as of the last day of such Fiscal Quarter.

          1.4  Section 12.01 is amended to add the following provision as
               -------------
clause (r) thereof the provision set forth on Exhibit A attached hereto and made
----------                                    ---------
a part hereof.

          SECTION 2.  Consents.  Effective upon the satisfaction of the
                      --------
conditions precedent set forth in Section 4 hereof, the Lenders and holder of
                                  ---------
the Supplemental Term Loan Note hereby consent to the following:

          2.1 the amendment of or supplement to (i) that certain Indenture dated as of February 17, 1998 between Parent and SunTrust Bank, Central Florida, National Association, as trustee, as heretofore amended or supplemented, under which the Senior Subordinated Notes have heretofore been issued and are outstanding and (ii) the Senior Subordinated Notes Guaranties, in each instance, as applicable, on the terms and conditions described and set forth in that certain Schedule 14A Preliminary Proxy Statement filed by Parent with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act on September 28, 2001 and that certain Registration Statement on Form S-4, as amended by Amendment No. 1 filed on October 2, 2001 filed by Parent with the Securities and Exchange Commission, subject only to such changes as do not pertain to the substantive terms and conditions thereof;

          2.2 the issuance by the Parent of 8% senior subordinated convertible PIK notes due 2006, subject to the terms and conditions of an indenture, senior subordinated notes and guaranties by the obligors under the Senior Subordinated Notes Guaranties as described and set forth in certain Schedule 14A Preliminary Proxy Statement filed by Parent with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act on September 28, 2001 and that certain Registration Statement on Form S-4, as amended by Amendment No. 1 filed on October 2, 2001 filed by Parent with the Securities and Exchange Commission, subject only to such changes as do not pertain to the substantive terms and conditions thereof;

          2.3 the amendment of Parent's Organizational Documents to accommodate and effect the rights offering on the terms and conditions set forth in that certain Form S-1 Registration Statement filed by Parent with the Securities and Exchange Commission under the Securities Act on September 28, 2001, subject only to such changes as do not pertain to the substantive terms and conditions thereof; and

          2.4 the use by Parent of Net Cash Proceeds of Issuance of Equity Securities obtained in connection with the rights offering referenced hereinabove to (i) make the payments required in connection with the transaction referenced in Section 2.2 above, (ii) pay transaction costs
                          -----------
associated with the transactions referenced hereinabove, and (iii) for working capital purposes of the Parent, other Guarantors and the Borrowers, in lieu of making the mandatory prepayments required under Section 4.01(b) and
                                                        ---------------
reductions of reductions of Revolving Credit Commitments otherwise required under Section 4.01(b);
      ---------------

          2.5 the Change of Control, if any, occasioned by consummation of the transactions referenced in Section 2.1 above;
                           -----------

          2.6 the amendment of the TROL Documents on the terms and conditions attached hereto as Exhibit B and made a part hereof (the "TROL Amendment").
                   ---------

          SECTION 3.  Waivers.  Effective upon the satisfaction of the
                      -------
conditions precedent set forth in Section 4 hereof, the Lenders and holder of
                                  ---------
the Supplemental Term Loan Note hereby:

          3.1 waive the rights and remedies arising under the Credit Agreement and the Supplemental Term Loan Note due to the occurrence of Events of Default due to:

          (a) the failure of the Parent to comply with the limitations of
Section 10.01 and Section 10.03 due to the action described on Exhibit C
-------------     -------------                                ---------
attached hereto and made a part hereof;

          (b)  the failure of the Parent to comply with the requirements of
Section 11.01 for the period ending September 30, 2001;
-------------

          (c) the occurrence of an "Event of Default" (i) under Section 17.1(a) of the TROL Lease due to the failure of Parent to make timely payments of the "Basic Rent" that was due on September 17, 2001 and on October 17, 2001 and the resultant occurrence of an Event of Default under Section 12.01(e)(ii) of the Credit Agreement and (ii) under the TROL Documents due to the failure of Parent to pay the restructuring fee required to be paid pursuant to Section 5(f) of Amendment and Consent Agreement No. 7 dated February 14, 2001 executed and delivered in connection with the TROL Documents as and when due on October 15, 2001 and the resultant occurrence of an Event of Default under Section 12.01(e)(ii) of the Credit Agreement, subject to the waivers and conditions with respect to such restructuring fee set forth in the TROL Amendment;

          (d) the failure of the Parent and Borrowers to deliver (i) the management letter required under Section 8.01(e) of the Credit Agreement for the Fiscal Year ended in 2000, the delivery date for which had heretofore been extended to September 30, 2001; provided that a copy of the subject management
                                -------- ----
letter is delivered to the Agent, Lenders and holder of the Supplemental Term Loan Note promptly upon Parent and Borrowers' receipt of same from Parent's accountants; (ii) the Financial Statements required under Section 8.01(b) of the Credit Agreement for the Fiscal Quarter ended September 30, 2001; provided that
                                                                  -------- ----
such Financial Statements are delivered to the Agent, Lenders and holder of the Supplemental Term Loan Note by November 30, 2001; and (iii) the financial projections required to be delivered under Section 8.01(f)(ii) of the Credit Agreement on the due date for the Financial Statements for the Fiscal Quarter ended September 30, 2001; provided that such projections are delivered to the
                          -------- ----
Agent, Lenders and holder of the Supplemental Term Loan Note by November 30, 2001; and

          (e) the failure of the Borrowers to pay the fee required to be paid under Section 5.02(f) of the Credit Agreement which was due and payable on November 14, 2001; provided that the same shall be paid as and when described in
                   -------- ----
Section 3.3 below; and

          3.2 agree that none of the holder of the Supplemental Term Loan Note, Lenders or Issuing Bank will, during the period commencing on the date hereof and ending on March 31, 2002 (the "Extended Forbearance Period"), exercise any rights and remedies available to them under the Supplemental Term Loan Note, the Credit Agreement or other Loan Documents arising due to the occurrence of the two Events of Default under Section 12.01(e)(i) as a result of the Parent's failure to make the scheduled interest payment due with respect to the Senior Subordinated Notes on the due date therefor, August 15, 2001, and pursuant to
Section 12.01(e)(ii) with respect to the resultant cross-default occurring under the TROL Documents arising due to such failure to make such scheduled interest payment, which agreement is expressly subject to the conditions set forth on Exhibit D attached hereto and made a part hereof; provided, however, that (i) in
---------                                         --------  -------
the event the interest payment due on August 15, 2001 with respect to the Senior Subordinated Notes is to be made on the date hereof or any date thereafter, the provisions of Section 12.01(q) of the Credit Agreement shall be effective with respect to such payment and the terms of this Amendment shall not be deemed to have waived any requirement thereunder with respect to any such payment and (ii) the right of the Lenders and/or holder of the Supplemental Term Loan Note to issue a "Payment Blockage Notice" under the terms of the Indenture pursuant to which the Senior Subordinated Notes have been issued, whether as a result of the occurrence of the above-referenced Events of Default or otherwise, shall not be affected by this Amendment; and

          3.3  agree that, notwithstanding the requirements of Section 5.02(f),
                                                               ---------------
the fee which was due and payable under such Section on November 14, 2001 shall
                                             -------
be (i) in the amount equal to two percent (2%) of the Revolving Credit Commitments as in effect after giving effect to this Amendment and (ii) paid from proceeds of Revolving Loans on November 27, 2001, $633,333.33 of which Revolving Loans shall be deemed a special Revolving Loan which is not subject to Revolving Credit Availability and which special Revolving Loan will be amortized in two (2) substantially equal monthly installments on December 14, 2001 and January 14, 2002; provided, however, that all other provisions of Section
                  --------  -------                               -------
5.02(f) shall be applicable thereto.
-------

               SECTION 4.  Conditions Precedent.  This Amendment shall become
                           --------------------
effective, if, and only if:

          4.1  the Agent shall have received:

     (a) a facsimile or original executed copy of this Amendment executed by the Parent, each Borrower, the Guarantors, all of the Lenders, and the holder of the Supplemental Term Loan Note;

     (b) an opinion of counsel to the Borrowers and Guarantors with respect to non-contravention of the TROL Documents and agreements under which the Senior Subordinated Notes have been issued, this Amendment and the instruments and documents executed by the Borrowers and Guarantors in connection herewith;

     (c) corporate resolutions of the Parent, Borrowers and Guarantors authorizing the execution and delivery of this Amendment and all instruments and documents required to be executed and delivered in connection herewith;

     (d) the written consent of the obligee parties to the TROL Documents to the terms of this Amendment;

     (e) an executed copy of an agreement under the TROL Documents addressing the matters addressed by this Amendment, in form and substance satisfactory to the Agent;

     (f) payment of the expenses of the Agent in the amount identified on Exhibit E attached hereto and made a part hereof; and
     ---------

     (g) an executed copy of an agreement with respect to the Supplemental Term Loan Note in the form attached hereto as Exhibit F and made a part hereof.
                                              ---------

               4.2 after giving effect to this Amendment and except as otherwise described in this Amendment,

     (a) no "Default" or "Event of Default" shall have occurred and be continuing under the terms of the Credit Agreement, TROL Documents, Indenture under which the Senior Subordinated Notes have been issued, or BofA Note, in each instance, as amended or supplemented through the date of this Amendment, and no "Change of Control" (as defined in such Indenture) shall have occurred,

     (b) no Event of Default and no Potential Event of Default shall have occurred,

     (c) no holder of the Senior Subordinated Notes, the trustee under the Indenture under which the Senior Subordinated Notes were issued, any obligee under the TROL Documents (or Person acting on any such obligee's behalf) or any other agent or lender under any credit facility for the Borrowers or Guarantors shall have commenced the exercise of any remedies with respect to any default or event of default with respect thereto (other than application by the obligee under the TROL Documents of the proceeds of its draw on Letter of Credit No. NY-20517-30024577 issued under the Credit Agreement).

          SECTION 5.  Representations and Warranties; Acknowledgment.  The
                      ----------------------------------------------
Borrowers hereby represent and warrant as follows:

          5.1 This Amendment and the Credit Agreement as previously executed and delivered and as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

          5.2 After giving effect to this Amendment, no Event of Default or Potential Event of Default exists (other than the Events of Default which are identified in Section 3.2 of this Amendment) or would result from any of the transactions contemplated by this Amendment. No event of default or default has occurred and is continuing under the terms of (a) any of the TROL Documents, other than events of default thereunder arising from the events described
Section 3.2 of this Amendment, (b) under any of the agreements and documents executed with respect to the Senior Subordinated Notes or under which the Senior Subordinated Notes have been issued, other than the events of default thereunder arising from the events described in Section 3.2 of this Amendment, or (c) under any of the agreements and documents executed with respect to the BofA Note.

          5.3 Upon the effectiveness of this Amendment, Parent and each of the Borrowers hereby reaffirm all covenants, representations and warranties made by it, respectively, in the Credit Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

          SECTION 6. Reference to and Effect on the Credit Agreement; Reaffirmation.

          6.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          6.2 Except as specifically amended or agreed above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          6.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Issuing Bank or the Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

          6.4 Each of the Borrowers and Guarantors hereby (i) reaffirms all of its obligations and liabilities under the respective security agreements, pledge agreements and other

Loan Documents, including, without limitation, the Collateral Documents Amendment, pursuant to which any Lien against property and interests in property of such Person has been granted, and the Release Agreement dated as of September 7, 2001, which have been heretofore executed by such Person in favor of the Agent for the benefit of the Holders (including, without limitation, the holder of the Supplemental Term Loan Note) and (ii) acknowledges and agrees that such security agreements, pledge agreements and other Loan Documents remain in full force and effect, before and after giving effect to the Amendment, for the benefit of the Agent and such other Holders, that the security granted thereunder shall continue as security for the Obligations and the Indebtedness evidenced by the Supplemental Term Loan Note, and that the "Borrower Claims" described in such Release Agreement shall mean and extend to the matters described therein whether existing, held or alleged heretofore or as of the date of this Amendment, and which could, might or may be claimed to exist through the date of this Amendment.

          6.5 Each of Parent and the other Guarantors agrees that it continues to be liable, as a guarantor under the Loan Documents heretofore executed and delivered thereby of the payment and performance of the Obligations and the Indebtedness evidenced by the Supplemental Term Loan Note, whether incurred prior to or after the effective date of the Amendment

          SECTION 7.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 8.  Governing Law.  This Amendment shall be governed by and
                      -------------
construed in accordance with the laws of the State of New York.

          SECTION 9.  Headings.  Section headings in this Amendment are included
                      --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  [Remainder of Page Intenionally Left Blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

CITICORP USA, INC.                      HELLER FINANCIAL, INC.
as Agent, a Lender and the holder
of the Supplemental Term Loan Note

_____________________________           By__________________________
 Name:                                   Name:
 Title:                                  Title:


FIRST UNION COMMERCIAL                  SALOMON BROTHERS HOLDING
 CORPORATION                            COMPANY, INC.


By___________________________           By__________________________
 Name:                                   Name:
 Title:                                  Title:


NATIONAL CITY COMMERCIAL                ARK CLO 2000-1, LIMITED
FINANCE, INC.                           By: Patriarch Partners, LLC, as
                                            Collateral Manager


By___________________________           By__________________________
 Name:                                   Name:
 Title:                                  Title:


THE INTERNATIONAL BANK OF               GOLDEN TREE HIGH YIELD
MIAMI, N.A.                             PARTNERS, L.P.


By___________________________           By________________________
 Caridad C. Errazquin                     Name:
 Vice President                           Title:
 Trade Finance Division

US BANK BUSINESS CREDIT                    CITIZENS BUSINESS CREDIT
                                             COMPANY


By_________________________                By_________________________
 Name:                                      Name:
 Title:                                     Title:


AMSOUTH BANK                               PNC BANK, NATIONAL ASSOCIATION


By__________________________               By_________________________
 Name:                                       Name:
 Title:                                      Title:


TCS EUROPEAN INVESTMENTS INC.              TRAVELERS EUROPEAN INVESTORS
By  Citibank International plc, Special    LLC
    Situations Group as an investment      By  Citibank International plc,
    advisor to Travelers European              Special Situations Group as an
    Investments                                investment advisor to Travelers
                                               European Investments


By__________________________               By_________________________
  Name:                                     Name:
  Title:                                    Title:


NOMURA SPECIAL SITUATIONS
INVESTMENT TRUST
By Wilmington Trust Company, not in its
   individual capacity, but solely as Owner
   Trustee


By__________________________
  Name:
  Title:

AVIATION SALES DISTRIBUTION             AEROCELL STRUCTURES, INC.
 SERVICES COMPANY


By___________________________           By________________________
 Name:                                   Name
 Title:                                  Title:


AVS/M-2, INC.                           WHITEHALL CORPORATION


By___________________________           By________________________
 Name:                                   Name
 Title:                                  Title:


TRIAD INTERNATIONAL MAINTENANCE         AVS/M-3, INC.
CORPORATION


By___________________________           By________________________
 Name:                                   Name
 Title:                                  Title:


AIRCRAFT INTERIOR DESIGN, INC.          AVS/CAI, INC.


By___________________________           By________________________
 Name:                                   Name
 Title:                                  Title:


AVIATION SALES LEASING COMPANY          TIMCO ENGINE CENTER, INC.


By__________________________            By________________________
 Name:                                   Name
 Title:                                  Title:

AERO HUSHKIT CORPORATION                        AVIATION SALES PROPERTY
                                                MANAGEMENT CORP.

By:______________________________               By:____________________________
   Name:                                           Name:
   Title:                                          Title:

AVIATION SALES COMPANY                          AVIATION SALES SPS I, INC.


By:______________________________               By:____________________________
   Name:                                           Name:
   Title:                                          Title:

AVS/M-1, INC.                                   AVSRE, L.P.
                                                By Aviation Sales Property
                                                Management Corp.
                                                as General Partner
By:______________________________
   Name:
   Title:                                       By:____________________________
                                                   Name:
                                                   Title:

AVIATION SALES FINANCE COMPANY                  HYDROSCIENCE, INC.


By:______________________________               By:____________________________
   Name:                                           Name:
   Title:                                          Title:

AVIATION SALES MAINTENANCE, REPAIR &            TIMCO ENGINEERED SYSTEMS, INC.
OVERHAUL, INC.

                                                By:____________________________
By:______________________________                  Name:
   Name:                                           Title:
   Title: